                                                             Exhibit 99.1

     STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I, William B. Timmerman, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of SCANA Corporation, and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o the 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission of SCANA Corporation;

o all reports on Form 10-Q , all reports on Form 8-K and all definitive proxy materials of SCANA Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o        any amendments to any of the foregoing.






                                           Subscribed and sworn to before
                                           me this 13th day of August, 2002.



s/ William B. Timmerman                     s/Barbara Broehm
-------------------------------------      -----------------------------------
William B. Timmerman                        Barbara Broehm

Chairman of the Board, President,           My Commission Expires: ____________
Chief Executive Officer and Director

                                                              Exhibit 99.2

     STATEMENT UNDER OATH OF PRINCIPAL FINANCIAL OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS


I,  Kevin B. Marsh, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of SCANA Corporation, and, except as corrected or supplemented in a subsequent covered report:

o no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

o no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

o the 2001 Annual Report on Form 10-K filed with the Securities and Exchange Commission of SCANA Corporation;

o all reports on Form 10-Q , all reports on Form 8-K and all definitive proxy materials of SCANA Corporation filed with the Commission subsequent to the filing of the Form 10-K identified above; and

o        any amendments to any of the foregoing.




                                      Subscribed and sworn to before
                                      me this 13th day of August, 2002.



s/Kevin B. Marsh                      s/Barbara Broehm
------------------------------------- ------------------------------------------
Kevin B. Marsh                        Barbara Broehm
Senior Vice President and             My Commission Expires: __4-17-2007____
Chief Financial Officer